UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38416	98-0583166
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The Board of Directors of Orgenesis Inc., a Nevada corporation (the “Company”), approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of 1-for-10 (the “Reverse Stock Split”). The Company expects that the effective time of the Reverse Stock Split will be on or about 5:00 pm New York time on Tuesday, September 24, 2024 (the “Effective Date”), with the Common Stock trading on the Nasdaq Capital Market (“Nasdaq”) on a reverse split-adjusted basis under the Company’s existing trading symbol, “ORGS,” at the market open on Wednesday, September 25, 2024.

Reasons for the Reverse Stock Split

The Company is effectuating the Reverse Stock Split to raise the per share bid price of the Company’s Common Stock above $1.00 per share and bring the Company back into compliance with Nasdaq Listing Rule 5550(a)(2). The Company will have regained compliance once the Company’s Common Stock trades at or above $1.00 for a minimum of 10 consecutive trading days, at which time Nasdaq will provide the Company with notice that it has regained compliance.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split becomes effective with Nasdaq and the Common Stock will begin trading on a split-adjusted basis at the open of business on September 25, 2024. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 68619K303.

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to: (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split divided by (ii) 10. Any fractional share of Common Stock that would otherwise result from the Reverse Stock Split will be rounded down to the nearest whole share and the Company shall pay to any person otherwise entitled to become a holder of a fraction of a share an amount in cash based on a per share value, with such cash payment being calculated by multiplying such fractional interest by the closing trading price of the Common Stock on the trading day immediately preceding the Effective Date. As a result, no fractional shares will be issued in connection with the Reverse Stock Split. The Company intends to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split.

Also on the Effective Date, all options, warrants and convertible debt of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and convertible debt are exercisable or convertible by 10 and multiplying the exercise or conversion price thereof by 10, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and convertible debt and subject to rounding to the nearest whole share.

Certificated and Non-Certificated Shares. Stockholders who hold their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificate(s) must send the certificate(s) to Securities Transfer Corporation, at the following address:

By Mail:	By Overnight Delivery	For Assistance Please Call:
Securities Transfer Corporation, Reorganization Department P.O. Box 701629 Dallas, TX 75370-1629	Securities Transfer Corporation, Reorganization Department 2901 N. Dallas Parkway, Suite 380 Plano, TX 75093	1-800-780-1920

Securities Transfer Corporation will issue the new shares in book entry reflecting the Reverse Stock Split to each requesting stockholder.

Certificate of Change. The Company effected the Reverse Stock Split pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Nevada Secretary of State on September 20, 2024, in accordance with Nevada Revised Statutes (“NRS”) 78.209. The Certificate is expected to become effective at or about 5:00 pm New York time on or about September 24, 2024. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

No Stockholder Approval Required. The Reverse Stock Split was approved by the Board of Directors of the Company and given effect pursuant to and in accordance with NRS 78.207 and, as such, no stockholder approval of the Reverse Stock Split is required.

Capitalization. Prior to the Reverse Stock Split, the Company was authorized to issue 145,833,334 shares of Common Stock. As a result of the Reverse Stock Split, the Company will be authorized to issue 14,583,333 shares of Common Stock. As of September 20, 2024, there were 47,707,849 shares of Common Stock outstanding. As a result of the Reverse Stock Split, there will be approximately 4,770,785 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares).

Immediately after the Reverse Stock Split, each stockholder’s relative ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional shares into whole shares.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may include, but are not limited to, statements related to the Reverse Stock Split, the effectiveness of the Certificate of Change, and the Company’s ability to regain compliance with Nasdaq’s minimum bid price requirement, as well as statements, other than historical facts, that address activities, events or developments that the company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as reports on Form 8-K, and include whether the Company will be successful in maintaining the listing of its Common Stock on Nasdaq and the effects of the Reverse Stock Split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On September 23, 2024, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Change of Orgenesis Inc. dated September 20, 2024
99.1	Press Release, dated September 23, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: September 23, 2024	By:	/s/ Victor Miller
Victor Miller
Chief Financial Officer, Treasurer and Secretary